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                                                                      EXHIBIT 32


                           SECTION 906 CERTIFICATIONS

In connection with the Amendment to the Annual Report of National Lampoon, Inc and Subsidiaries (the "Company") on Form 10-K/A for the fiscal year ended July 31, 2003 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods reflected therein.



Date: December 18, 2003               /s/ James P. Jimirro
                                      ---------------------------------------
                                      James P. Jimirro,
                                      Chief Executive Officer

                                      /s/ James Toll
                                      ---------------------------------------
                                      James Toll,
                                      Chief Financial Officer



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